UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 15, 2013

Voz Mobile Cloud, Ltd
(Exact name of registrant as specified in its charter)

Washington	Commission	333-11102968
(State of incorporation or organization)	File No.: 333-185523	(IRS Employer Identification No.)

190 Middle Road, #19-05 Fortune Centre Singapore 688979
(Address of principal executive offices and zip code)

(+65 679585729)
(Registrant’s telephone number, including area code)

All Communications to:
Brenda Hamilton, Attorney
Hamilton & Associates Law Group, P.A.
101 Plaza Real South, Suite 202
Boca Raton Florida 33432
Telephone 561-416-8956
http://www.securitieslawyer101.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On July 15, 2013, Voz Mobile Cloud, LTD, (the “Company”), entered into an agreement (the “Termination and Settlement Agreement”) and BaxTech Asia PTE LTD, (“Baxtech”)  a company incorporated in Singapore.

Pursuant to the Termination and Settlement Agreement, the Company and BaxTech terminated:

(i) the September 11, 2011  agreement (the "Asset Purchase Agreement") between the Company and BaxTech; and

(ii) the December 14, 2012, agreement (the “Reseller Agreement”)  between the Company and BaxTech.

The Termination and Settlement Agreement was approved by the Company and BaxTech’s board of directors and ratified by its shareholders. As a result of the Termination and Settlement Agreement, the Company has no operations or plan of operations.

Summary of the Asset Purchase Agreement and Reseller Agreement

The Asset Purchase Agreement was executed on or about September 11, 2011, by and between Floyd Robertson on behalf of the Company and Lawrence Lee on behalf of BaxTech.  The Asset Purchase resulted in (i) BaxTech becoming the Company’s controlling shareholder; (ii) certain of BaxTech’s business and assets becoming the business and assets of the Company; and (iii) Lawrence S.H.Lee, BaxTech’s director becoming the sole officer and director of the Company.

BaxTech was induced to enter into the Asset Purchase Agreement by certain parties who assured BaxTech it would be a publicly traded and a Securities and Exchange Commission (“SEC”) reporting company at the closing.

After completion of the transactions contemplated by the Asset Purchase Agreement, BaxTech learned among other things that:

● the Company was a former shell company (“Shell Company”) as defined by Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”);

● the Company had been domiciled in more than one jurisdiction;

● the Company has been inactive for significant periods in its history and reinstated multiple times; and

● certain corporate and other records of the Company were not available to BaxTech including records relating to the offer and sale of the Company’s securities.

As a result of its Shell Company status, on December 17, 2012 the Company attempted to become a publicy traded SEC reporting company by filing a Form S-1 registration statement with the SEC. The SEC declared the Company’s registration statement effective on April 8, 2013.

Upon further review, BaxTech became aware that notwithstanding its Shell Company status, the Company did have and could not likely obtain the documentation necessary for the Financial Industry Regulatory Authority ("FINRA") to assign a stock ticker symbol.  This resulted in the Company having all of the costs and obligations of SEC reporting without the benefit of having its securities publicly traded.

Based upon its belief that the Company would soon become an SEC reporting publicly traded Company, and continued representations of third parties, on or about December 14, 2012, BaxTech entered into the Reseller Agreement with the Company.

The Terms of the Termination and Settlement Agreement

A. The Asset Purchase Agreement

The Termination and Settlement Agreement provides that with respect to the Asset Purchase Agreement:

(i) Voz shall assign the Assets transferred pursuant to the Asset Purchase Agreement to BaxTech;

(ii)  BaxTech shall return 10.4 million of the Company’s common shares now held under the name of BaxTech to the Company’s transfer agent for cancellation;

(iii) the Asset Purchase Agreement is terminated, null and void;

(iv) the Parties are released from their obligations and duties under the Asset Purchase Agreement, and

(v) Voz shall change its name to Oro Plata Resources Inc., or a variation thereof and transfer any and all rights to use of the name Voz Mobile Cloud or any variation thereof to BaxTech.

Contemporaneously with the execution of the Termination and Settlement Agreement, the Company executed assignments to BaxTech of the assets it received under the Asset Purchase Agreement, to be filed with the U.S.  Patent  and  Trademark  Office  ("USPTO")  assigning, transferring, selling and conveying all of the Assets to BaxTech in such form as can be properly  filed with the USPTO  without  any further  action of the Company.

B. The Reseller Agreement

The Termination and Settlement Agreement provides that with respect to the Reseller Agreement:

(i)  BaxTech shall return the above mentioned 10.4 million of the Company’s common shares to the Company’s transfer agent for cancellation; and

(ii) the Reseller Agreement is terminated, null and void.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.02 of this Current Report is incorporated into this item by reference.

Item 9.01    Financial Statements and Exhibits.

3.1.4	Articles Of Incorporation Of Oro-Plata Resources, Inc dated May 27, 1987

10.3	Termination and Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Voz Mobile Cloud, LTD

Date: July 16, 2013	By:	/s/ Lawrence Lee
Lawrence S.H. Lee
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

2 **
Articles and Certificate of Merger of Oro Plata Resources, Inc., a Nevada corporation, into Oro Plata Resources, Inc., a Washington corporation, filed with the Secretary of State of State of Washington on April 11, 2005.

3.1(i) **	Certificate of Incorporation of Oro Plata Resources, Inc. filed with the Secretary of State of State of Washington on November 22, 2004.

3.1(ii) **	Articles of Amendment to Certificate of Incorporation filed with the Secretary of State of State of Washington on June 6, 2005.

3.1(iii) **	Articles of Amendment to Certificate of Incorporation filed with the Secretary of State of State of Washington on September 21, 2011 (name change).

3.1(iv)*	Articles of Incorporation of Oro-Plata Resources Inc. filed with the Secretary of State of Nevada on May 27, 1987

3.2**	Bylaws

4.1 **	Specimen Stock Certificate.

5.1 **	Opinion and Consent of Law Offices of David E. Wise, P.C.

10.1**	Asset Purchase Agreement, effective as of September 22, 2011, by and between Baxtech Asia Pte. Ltd and Voz Mobile Cloud Ltd.

10.2 **	Reseller Agreement dated December 14, 2012 by and between Baxtech Asia Pte. Ltd and Voz Mobile Cloud Ltd.

10.3*	Termination and Settlement Agreement dated July 15, 2013

14 **	Code of Business Conduct and Ethics.

23.1 **	Consent of De Joya Griffith, LLC.

23.2 **	Consent of Law Offices of David E. Wise, P.C. (included in Exhibit 5.1).

99.1 **	Subscription Agreement.

99.2 **	Baxtech Asia Pte. Ltd. Funding Commitment.
_____________
*   Filed herewith

** Filed as Exhibits to the Company’s Form S-1 Registration Statement filed with the Securities and Exchange Commission on December 17, 2012.